UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 31, 2023

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2023, Boonton Electronics Corporations (“Tenant”), a wholly owned subsidiary of Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), and Icon Keystone NJP III Owner Pool 4 NJ, LLC (the “Landlord”) entered into the Sixth Amendment to Lease, effective as of April 1, 2023 (“Sixth Amendment”), amending that certain lease dated September 26, 1994, as amended (the “Lease”), to remain at its principal corporate headquarters in Hanover Township, Parsippany, New Jersey through March 31, 2024. Under the Lease, Landlord leased to Tenant certain premises consisting of approximately 45,700 rentable square feet. Pursuant to the Sixth Amendment, the term of the Lease was extended for a period of 12 months, commencing April 1, 2023 and expiring on March 31, 2024 (the “Extension Term”). During the Extension Term, Tenant shall pay fixed monthly rent of $60,933.33.

On March 31, 2023, Tenant entered into the Ratification of Assignment and Assumption of Sublease and Amendment to Sublease (the “Sublease Amendment”) of that certain sublease dated March 1, 2022 (the “Sublease”) between Tenant and RF Industries, Ltd. (the “Prior Subtenant”) for 23,300 rentable square feet of space at Tenant’s corporate headquarters in Hanover Township, Parsippany, New Jersey. Under the terms of the the Sublease Amendment the Prior Subtenant retroactively assigned all of its rights and liabilities under the Sublease to Microlab/FXR, LLC (the “Subtenant”). Additionally, the term of the Sublease was extended for a period of four (4) months, commencing April 1, 2023 and expiring on July 31, 2023. During the term commencing April 1, 2023 and expiring on July 31, 2023 Subtenant shall pay Tenant fixed monthly rent of $31,075.00.

A copy of the Sixth Amendment and Sublease Amendment are attached to this Current Report on Form 8-K and incorporated herein by reference. The description of the Sixth Amendment and Sublease Amendment provided herein are qualified in their entirety by reference to the terms of the Sixth Amendment and Sublease Amendment as set forth in Exhibits 10.1 and 10.2, respectively.

Item 9.01.	Financial Statements Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Lease

10.2	Ratification of Assignment and Assumption of Sublease and Amendment to Sublease

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: April 3, 2023	By:	/s/ Michael Kandell
Michael Kandell
Chief Financial Officer